UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2012

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2012, the Organization and Compensation Committee of the Board of Directors of Visteon Corporation (the “Company”) approved merit-based increases in the annual base salaries for certain officers of the Company effective July 1, 2012, including the following named executive officers:

Name and Position	Current Annual Base Salary Rate	Revised Annual Base Salary Rate
Martin E. Welch III Executive Vice President and Chief Financial Officer	$600,000	$618,000

Joy M. Greenway Vice President and President, Climate Product Group	$500,000	$515,000

Steve Meszaros Vice President and President, Electronics Product Group	$469,000	$500,000

Robert C. Pallash Senior Vice President and President, Global Customer Group	£267,800	£276,900

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: July 31, 2012	By:	/s/ Michael K. Sharnas
Michael K. Sharnas Senior Vice President and General Counsel